UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

SCHEDULE 14A
________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CREATD, INC.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

419 Lafayette Street, 6th Floor
New York, NY 10003
Telephone: (201) 2584-3770

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on January 9, 2023

Dear Stockholder:

The 2022 Annual Meeting of the Stockholders (the “Annual Meeting”) of Creatd Inc., a Nevada corporation (together with its subsidiaries, “Company”, “Creatd”, “we”, “us” or “our”), will be held on January 9, 2023, at 2:00 pm local time virtually at http://annualgeneralmeetings.com/creatd/.

In addition to voting by submitting your proxy prior to the annual meeting, you also will be able to vote your shares electronically during the annual meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the annual meeting, the holders of our outstanding common stock will act on the following matters:

1.      To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.      To approve an amendment to the Company’s Articles of Incorporation (the “Articles”) to increase the number of shares of common stock authorized (Proposal No. 2);

3.      To approve an amendment to the Articles to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-500, with the exact ratio to be set within that range at the discretion of our board of directors without further approval or authorization of our stockholders (Proposal No. 3.),

4.      To approve the Company’s 2022 Omnibus Securities and Incentive Plan (Proposal No. 4);

5.      To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal No. 5.);

6.      To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal No. 6);

7.      To ratify the selection of Rosenberg Rich Baker Berman, P.A the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 7); and

8.      To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our board of directors has fixed November 18, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the annual meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

To be admitted to the Annual Meeting at http://annualgeneralmeetings.com/Creatd/ you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Please allow sufficient time to complete the online check-in process. Your vote is very important.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jeremy Frommer
Jeremy Frommer
Chief Executive Officer and Chairman of the Board of Directors
New York
November 30, 2022

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Creatd the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

419 Lafayette Street, 6th Floor
New York, NY 10003
Telephone: (201) 2584-3770

PROXY STATEMENT FOR THE
2022 ANNUAL MEETING OF STOCKHOLDERS

To be held on January 9, 2023

The Board of Directors (the “Board” or “Board of Directors”) of Creatd, Inc. (“Creatd” or the “Company”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on January 9, 2023, at 2:00 pm Eastern Time, in a virtual format online by accessing http://annualgeneralmeetings.com/Creatd/.

This proxy statement contains information relating to the Annual Meeting. This year’s annual meeting of shareholders will be held as a virtual meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the annual meeting online via a live webcast by visiting http://annualgeneralmeetings.com/Creatd/. In addition to voting by submitting your proxy prior to the annual meeting, you also will be able to vote your shares electronically during the annual meeting.

Shareholders of record at the close of Business on November 18, 2022 are entitled to notice of and are cordially invited to, attend this Annual Meeting, or any adjournments or postponements thereof. Whether or not you are able to attend the Annual Meeting, please assure the representation of your shares and vote your proxy via the Internet, fax, or, if you request to receive printed proxy materials, by mailing a proxy using the instructions detailed on the Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail.

The notice was mailed to shareholders on or about November 30, 2022.

Page
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING	2
PROPOSAL NO. 1: ELECTION OF DIRECTORS	9
PROPOSAL NO. 2: AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED STOCK	18
PROPOSAL NO. 3: AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	20
PROPOSAL NO. 4: APPROVAL OF CREATD 2022 OMNIBUS SECURITIES AND INCENTIVE PLAN	26
PROPOSAL NO. 5: TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED	27
PROPOSAL NO. 6: TO RECOMMEND, ON A NON-BINDING ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPESATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	28
PROPOSAL NO. 7: TO RATIFY THE SELECTION OF ROSENBERG RICH BAKER BERMAN P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	29
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	30
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	32
OTHER MATTERS	34
HOUSEHOLDING	34
ANNUAL REPORT ON FORM 10-K	34
ANNEX A	A-1
ANNEX B	B-1

i

Creatd Inc.
419 Lafayette Street, Sixth Floor
New York, NY 1003
Telephone: (201) 258 3770

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 9, 2023

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

The enclosed proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Creatd Inc., (the “Company,” “we” or “us”), for use at the 2022 Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held at 419 Lafayette Street, 6th Floor, New York, NY 10003, on January 9, 2023, at 2:00pm local time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals contained in this Proxy Statement. Whether or not you expect to attend the meeting in person, please submit your Proxy to vote your shares as promptly as possible to ensure that your vote is counted. It is contemplated that this Proxy Statement and the accompanying form of Proxy will first be mailed to the Company’s stockholders on or about November 30, 2022.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Chief Executive Officer of the Company, at its principal executive offices located at 419 Lafayette Street, 6th Floor, New York, NY 10003, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Solicitation of Proxies

The Company will solicit stockholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Record Date November 18, 2022

The holders of record of the outstanding shares of Common Stock at the close of business on November 18, 2022 (the “Record Date”), will be entitled to receive notice of, attend and vote at the meeting.

Voting Securities

The presence in person or by proxy of the holders of a majority in interest of all stock of the Company issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. In the absence of a quorum at the meeting, the meeting may be adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote pursuant to such Proxy. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including broker non-votes (as described below), are considered stockholders who are present for purposes of determining the presence of a quorum.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on November 18, 2022.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to the holders of our common stock, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

The proxy statement and our Annual Report on Form 10-K are available at http://annualgeneralmeetings.com/Creatd/

To access the materials, you must enter the control number included on your Notice.

The Notice is being made available to you by the Company in connection with its solicitation of proxies for use at the 2022 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at 2:00pm Eastern Time on January 9, 2023 and/or any adjournments or postponements thereof. The Notice was first given or sent to shareholders on or about November 30, 2022. This proxy statement gives you information on these proposals so that you can make an informed decision.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy card?

By completing a proxy card, as more fully described herein, you are designating Jeremy Frommer, our Chief Executive Officer as your proxies for the Annual Meeting and you are authorizing Mr. Frommer to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Mr. Frommer as proxy to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the 2022 Annual Meeting of stockholders. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote over the Internet.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Creatd, Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or, 619 Lafayette Street, Sixth Floor, New York, NY 10003 Attn: Corporate Secretary. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or the Corporate Secretary at the phone number or address listed above.

How do I attend the Annual Meeting?

The Annual Meeting will be held on January 9, 2023, at 2:00pm Eastern Time in a virtual format online by accessing http://annualgeneralmeetings.com/Creatd/. Information on how to vote in person at the Annual Meeting is discussed below.

Who is Entitled to Vote?

The Board has fixed the close of business on November 18, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were            shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting held in virtual format.

What am I Voting on?

There are seven matters scheduled for a vote:

1.      To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.      To approve an amendment to the Company’s Articles of Incorporation (the “Articles”) to increase the number of shares of common stock authorized (Proposal No. 2);

3.      To approve an amendment to the Articles to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-500, with the exact ratio to be set within that range at the discretion of our board of directors without further approval or authorization of our stockholders (Proposal No. 3.),

4.      To approve the Company’s 2022 Omnibus Securities and Incentive Plan (Proposal No. 4);

5.      To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal No. 5.);

6.      To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal No. 6);

7.      To ratify the selection of Rosenberg Rich Baker Berman, P.A the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 7); and

8.      To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.      Vote by Internet.    The website address for Internet voting is on your vote instruction form;

2.      Vote by mail.    Mark, date, sign and promptly mail the proxy card; or

3.      Vote at the Meeting.    Attend and vote at the Annual Meeting held in virtual format.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1.      Vote by Internet.    The website address for Internet voting is on your vote instruction form;

2.      Vote by mail.    Mark, date, sign and promptly mail your vote instruction form; or

3.      Vote at the Meeting.    Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting held in virtual format.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 6,997,355 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.      To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.      To approve an amendment to the Company’s Articles of Incorporation (the “Articles”) to increase the number of shares of common stock authorized (Proposal No. 2);

3.      To approve an amendment to the Articles to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-500, with the exact ratio to be set within that range at the discretion of our board of directors without further approval or authorization of our stockholders (Proposal No. 3.),

4.      To approve the Company’s 2022 Omnibus Securities and Incentive Plan (Proposal No. 4);

5.      To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal No. 5.);

6.      To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal No. 6);

7.      To ratify the selection of Rosenberg Rich Baker Berman, P.A the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 7); and

8.      To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Mr. Frommer, the Board’s designated proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

Uninstructed Shares

All proxies that are executed or are otherwise submitted over the internet, by mail or in person will be voted on the matters set forth in the accompanying notice of Annual Meeting in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board of Directors’ recommendations on such proposals as set forth in this proxy statement.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Under current Nasdaq rules and interpretations that govern broker non-votes: Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; and Proposal No 7. for the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for our fiscal year ending December 31, 2022 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR” “WITHHOLD”
Proposal No. 2: To Approve an Amendment to the Company’s Articles of Incorporation to Increase the Number of Shares of Common Stock Authorized	The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this proposal.	“FOR” “AGAINST” “ABSTAIN”
Proposal No. 3: To Approve an Amendment to the Articles to Effect a Reverse Stock Split	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”
Proposal No. 4: To Approve the Company’s 2022 Omnibus Securities and Incentive Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”
Proposal No. 5: To Approve, on a Non-binding Advisory Basis, the Compensation of the Company’s Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”
Proposal No. 6: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation	The plurality of all votes cast. This means that the choice receiving the highest number of affirmative “FOR” votes will be elected.	“1 YEAR” “2 YEARS” “3 YEARS” “ABSTAIN”
Proposal No. 7: To Ratify the Selection of Rosenberg Rich Baker Berman, P.A., the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Amended and Restated Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. A vote marked as “ABSTAIN” is not considered a vote cast and will, therefore, not affect the outcome in Proposal No. 1.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Corporate Secretary, at 2050 Center Avenue, Suite 640, Fort Lee, NJ 07024, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the live webcast of the Annual Meeting you may revoke your proxy or change your proxy vote by voting electronically at the meeting. Your attendance at the annual meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Who is Paying for the Expenses Involved in Preparing this Proxy Statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the Notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

Creatd stockholders do not have appraisal rights under Nevada law or under Creatd’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2023 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than May 15, 2023, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Pursuant to our Amended and Restated Bylaws, nothing in the procedure described in the sentence above shall be deemed to affect the rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule l4a-8 under the Exchange Act.

Stockholders who intend to present a proposal at our 2023 Annual Meeting of Stockholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after March 15, 2023 but no later than May 15, 2023. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Excluding Proposal 1 (Election of Directors), Do the Company’s Executive Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board and executive officers of Creatd do not have any substantial interest, direct or indirect, other than Proposal No. 1.

Are any of the proposals conditioned on one another?

No.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Our Board currently consists of four (4) directors, and their terms will expire at the Annual Meeting. Directors are elected at the annual meeting of stockholders each year and hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Jeremy Frommer, Peter Majar, Erica Wagner, and Justin Maury have each been nominated to serve as directors and have agreed to stand for election. If these nominees are elected at the Annual Meeting, then each nominee will serve for a one-year term expiring at the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified. Directors are elected by a plurality of the votes cast at the election. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

If no contrary indication is made, proxies will be voted “FOR” all nominees listed below or, in the event that any such individual is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” the election of all of our director nominees.

Nominees for Election to the Board

Name	Age	Positions
Jeremy Frommer	55	Chief Executive Officer, Director
Peter Majar	58	Director
Erica Wagner	55	Director
Justin Maury	33	President, Chief Operating Officer, Director

Nominees for Election to the Board for a Term Expiring at the 2023 Annual Meeting of Stockholders

Jeremy Frommer — Executive Chairman and Chief Executive Officer

Mr. Frommer was appointed Executive Chairman in February 2022 and has been a member of our board of directors since February 2016. Previously, he served as our Chief Executive Officer from February 2016 to August 2021, and Co-Chief Executive Officer from August 2021 to February 2022. Mr. Frommer has over 20 years of experience in the financial technology industry. Previously, Mr. Frommer held key leadership roles in the investment banking and trading divisions of large financial institutions. From 2009 to 2012, Mr. Frommer was briefly retired until beginning concept formation for Jerrick Ventures which he officially founded in 2013. From 2007 to 2009, Mr. Frommer was Managing Director of Global Prime Services at RBC Capital Markets, the investment banking arm of the Royal Bank of Canada, the largest financial institution in Canada, after the sale of Carlin Financial Group, a professional trading firm. From 2004 to 2007, Mr. Frommer was the Chief Executive Officer of Carlin Financial Group after the sale of NextGen Trading, a software development company focused on building equity trading platforms. From 2002 to 2004, Mr. Frommer was Founder and Chief Executive Officer of NextGen Trading. From 2000 to 2002, he was Managing Director of Merger Arbitrage Trading at Bank of America, a financial services firm. Mr. Frommer was also a director of LionEye Capital, a hedge fund from June 2012 to June 2014. He holds a B.A. from the University of Albany. We believe Mr. Frommer is qualified to serve on our board of directors due to his financial and leadership experience.

Peter Majar — Director

Peter Majar, age 58, Founder and Managing Member of Majar Advisors, combines over 25 years of experience in investment banking, financial services and technology, and management consulting, having held numerous senior management and executive positions including Chief Financial Officer, Head of Financial Technology, Head of Strategy, as well as several Managing Director positions. From 2015 to 2017, Mr. Majar served as Managing Director in Investment Banking and co-Head of Diversified Financial Services at Piper Jaffray & Co. (now Piper Sandler Companies). From 2017 to 2018, Mr. Majar provided management consulting services through his self-established firm, Majar Advisors LLC, which remains in operation through the present. From 2018 to 2021, Mr. Majar served as Managing Director, Head of Financial Technology at New York-based investment banking and financial advisory firm,

TAP Advisors, LLC. Between 2021 and 2022, Mr. Majar served as Chief Financial Officer at information technology company Hoyos Integrity Corp., having previously served as a longtime advisor to the firm. Mr. Majar holds an undergraduate degree from University of Washington and an MBA from Columbia University.

Erica Wagner — Director

Ms. Wagner, age 55, combines over 25 years of experience as a journalist, broadcaster, editor and author. From 2016 through 2021, Ms. Wagner was a Lecturer, and later Senior Lecturer, at Goldsmith’s College, University of London, where she taught creative writing. Ms. Wagner was previously Lead Editorial Innovator for Creatd, Inc., has previously and currently held roles as a freelance editor, journalist, and contributing writer for numerous outlets both in the U.K. and the U.S., including The New Statesman, Harper’s Bazaar, the Economist, the Observer, the New York Times. Ms. Wagner is also a freelance literary and creative consultant for Chanel, as well as the host of their branded podcast. She has twice been a judge of the Booker Prize and has been judge and Chair of the Goldsmiths Prize. In 2015, Ms. Wagner was awarded an Honorary PhD by the University of East Anglia, and currently Goldsmith’s College Distinguished Writers’ Centre Fellow. She has an undergraduate degree from University of Cambridge, a Master’s degree from University of East Anglia, and an Honorary PhD from the University of East Anglia.

Justin Maury — Chief Operating Office, Director & President

Mr. Maury has served as our President since January 2019, and was appointed Chief Operating Officer in August 2021. He is a full stack design director with an expertise in product development. With over ten years of design and product management experience in the creative industry, Mr. Maury’s passion for the creative arts and technology ultimately resulted in the vision for Vocal. Since joining Creatd in 2013, Maury has overseen the development and launch of the company’s flagship product, Vocal, an innovative platform that provides storytelling tools and engaged communities for creators and brands to get discovered while funding their creativity. Under Maury’s supervision, Vocal has achieved growth to over 380,000 creators across 34 genre-specific communities in its first two years since launch.

Family Relationships

There are no other family relationships among any of our current or former directors or executive officers.

Director Terms; Qualifications

Members of our board of directors serve until the next annual meeting of stockholders, or until their successors have been duly elected.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the board of directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the board of directors focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a director.

Director or Officer Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is averse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

Directors and Officers Liability Insurance

The Company has directors’ and officers’ liability insurance insuring its directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures the Company against losses, which it may incur in indemnifying its officers and directors. In addition, officers and directors also have indemnification rights under applicable laws, and the Company’s Second Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.

Director Independence

The listing rules of The Nasdaq Stock Market LLC (“Nasdaq”) require that independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our board of directors has undertaken a review of the independence of our directors and considered whether any director has a material relationship with it that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, the board of directors has determined that Peter Majar is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of the Company’s capital stock by each non-employee director, and any transactions involving them described in the section captioned “— Certain relationships and related transactions and director independence.”

Board Committees

The Company’s Board has established three standing committees: Audit, Compensation, and Nominating and Corporate Governance. Each of the committees operates pursuant to its charter. The committee charters will be reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below.

Audit Committee

The Audit Committee, among other things, will be responsible for:

•        appointing; approving the compensation of; overseeing the work of; and assessing the independence, qualifications, and performance of the independent auditor;

•        reviewing the internal audit function, including its independence, plans, and budget;

•        approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

•        reviewing our internal controls with the independent auditor, the internal auditor, and management;

•        reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

•        overseeing our financial compliance system; and

•        overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The board of directors has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and Nasdaq listing rules. The board of directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that Mr. Standish meets the qualifications of an Audit Committee financial expert.

The Audit Committee consists of Mr. Majar, who chairs the Audit Committee. A third independent director must be added to the Audit Committee for it to comply with the applicable requirements of the rules and regulations of the Nasdaq listing rules and the SEC.

Compensation Committee

The Compensation Committee will be responsible for:

•        reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the CEO;

•        overseeing and administering the Company’s executive compensation plans, including equity-based awards;

•        negotiating and overseeing employment agreements with officers and directors; and

•        overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.

The board of directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee.

The Compensation Committee consists of Ms. Wagner and Mr. Majar, who serves as chair of the Compensation Committee. The board of directors has affirmatively determined that each member of the Compensation Committee meets the independence criteria applicable to compensation committee members under SEC rules and Nasdaq listing rules. A third independent director must be added to the Compensation Committee for it to comply with the applicable requirements of the rules and regulations of the Nasdaq listing rules and the SEC.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

•        reviewing and assessing the development of the executive officers and considering and making recommendations to the Board regarding promotion and succession issues;

•        evaluating and reporting to the Board on the performance and effectiveness of the directors, committees and the Board as a whole;

•        working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise and experience, including diversity considerations, for the full Board and each committee;

•        annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;

•        reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Principles and Committee Charters;

•        recommending to the Board individuals to be elected to fill vacancies and newly created directorships;

•        overseeing the Company’s compliance program, including the Code of Conduct; and

•        overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The board of directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee.

The Nominating and Corporate Governance Committee consists of Mr. Majar and Ms. Wagner, who serves as chair. The Company’s board of directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the independent director guidelines of Nasdaq listing rules.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s board of directors or its compensation committee. None of the members of the Company’s compensation committee is, or has ever been, an officer or employee of the company.

Code of Business Conduct and Ethics

The Company’s Board of Directors has adopted a code of business conduct and ethics applicable to its employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of Nasdaq. The code of business conduct and ethics will be publicly available on the Company’s website. Any substantive amendments or waivers of the code of business conduct and ethics or code of ethics for senior financial officers may be made only by the Company’s board of directors and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of Nasdaq.

Corporate Governance Guidelines

The Company’s board of directors has adopted corporate governance guidelines in accordance with the corporate governance rules of Nasdaq.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Frommer and Mr. Maury, whose biographies are included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Positions
Jeremy Frommer	55	Chief Executive Officer
Chelsea Pullano	31	Chief Financial Officer
Justin Maury	33	Chief Operating Officer and President

Chelsea Pullano.    Ms. Pullano has been our Chief Financial Officer since June 2020. She has a long history of leadership at Creatd, serving as a member of the Company’s Management Committee for four years. Prior to her current role, Ms. Pullano was an integral member of our finance department since 2017, most recently serving as our Head of Corporate Finance, a role in which she coordinated our periodic reports under the Exchange Act and other financial matters. Prior to joining the Finance Department, Ms. Pullano was a member of our operations team from 2015 to 2017. She holds a B.A. from the State University of New York College at Geneseo.

EXECUTIVE COMPENSATION

The following information is related to the compensation paid, distributed or accrued by us for the years ended December 31, 2021 and December 31, 2020 for our Chief Executive Officer (principal executive officer) serving during the year ended December 31, 2021 and the three other executive officers serving at December 31, 2021 whose total compensation exceeded $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Laurie Weisberg	2021	$313,750	$25,000	$20,226		$763,894	—	—	$24,925	(1)	$1,147,795
Chief Executive Officer	2020	$60,577	$—	—		—	—	—	$7,875	(2)	$68,452

Justin Maury	2021	$306,923	$5,000	—		$1,479,328	—	—	$7,919	(3)	$1,799,170
President & Chief Operating Officer	2020	$147,009	—	$412,204	(9)	$713,563	—	—	$7,920	(4)	$1,280,696

Chelsea Pullano	2021	$207,616	$—	—		$610,052	—	—	$7,632	(5)	$825,300
Chief Financial Officer	2020	$123,500	—	$38,050	(10)	$522,121	—	—	$1,908	(6)	$685,579

Jeremy Frommer	2021	$665,433	$200,000	—		$1,709,628	—	—	$98,237	(7)	$2,673,298
Executive Chairman	2020	$234,231	$182,000	$469,255	(11)	$931,339	—	—	$86,686	(8)	$1,903,511

____________

(1)      The $24,925 includes payment to Ms. Weisberg for health insurance.

(2)      The $7,875 includes payment to Ms. Weisberg for health insurance.

(3)      The $7,919 includes payment to Mr. Maury for health insurance.

(4)      The $7,920 includes payment to Mr. Maury for health insurance.

(5)      The $7,632 includes payment to Ms. Pullano for health insurance.

(6)      The $1,908 includes payment to Ms. Pullano for health insurance.

(7)      The $98,237 includes payment to Mr. Frommer for living expenses, health insurance and a vehicle allowance.

(8)      The $86,686 includes payment to Mr. Frommer for living expenses, health insurance and a vehicle allowance.

(9)      On May 13, 2020, the Company exchanged 167,955 stock options for 251,933 shares of Common Stock. $403,604 is attributable to this exchange. $8,660 of this amount is attributable to the issuance of shares in lieu of wages.

(10)    On May 13, 2020, the Company exchanged 14,205 stock options for 21,308 shares of Common Stock.

(11)    On May 13, 2020, the Company exchanged 200,000 stock options for 300,000 shares of Common Stock. $456,134 is attributable to this exchange. $12,121 of this amount is attributable to the issuance of shares in lieu of wages.

Employment Agreements

As of December 31, 2021, the Company had not entered into any employment agreements, but has entered into such agreements with its Chief Executive Officer, Executive Chairman, President & Chief Operating Officer, and Chief Financial Officer subsequent to December 31, 2021.

Outstanding Equity Awards at Fiscal Year-End 2021

At December 31, 2021, we had outstanding equity awards as follows:

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Weighted Average Exercise Price	Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Jeremy Frommer(1)	210,188	400,000	—	$5.94	February 19, 2028(5)	—	$—	—	—
Laurie Weisberg(2)	137,667	87,083	—	$7.13	February 19, 2028(6)	—	$—	—	—
Justin Maury(3)	149,333	374,000	—	$5.93	February 19, 2028(7)	—	$—	—	—
Chelsea Pullano(4)	87,000	150,000	—	$4.37	February 19, 2028(8)	—	$—	—	—

____________

(1)      Effective February 5, 2016, to August 13, 2021, Jeremy Frommer was appointed as our Chief Executive Officer. Starting August 13, 2021, Jeremy Frommer was appointed Co-Chief Executive Officer with Laurie Weisberg. On February 17, 2022, the Company restructured its senior management team, eliminating the Co-Chief Executive Officer position, and Mr. Frommer was appointed Executive Chairman at such time.

(2)      Effective September 28, 2020, to August 13, 2021, Laurie Weisberg was appointed as our Chief Operating Officer. Starting August 13, 2021, Laurie Weisberg was appointed Co-Chief Executive Officer with Jeremy Frommer. On February 17, 2022, the Company restructured its senior management team, eliminating the Co-Chief Executive Officer position, and Ms. Weisberg was appointed Chief Executive Officer at such time. Ms. Weisberg resigned from the Chief Executive Officer position effective September 2, 2022.

(3)      Effective January 31, 2019, to August 13, 2021, Justin Maury was appointed as our President. Starting August 13, 2021, Justin Maury was appointed Chief Operating Officer in addition to President.

(4)      Effective June 29, 2020, Chelsea Pullano was appointed Chief Financial Officer.

(5)      121,000 options expire on October 28, 2026, 200,000 options expire on February 19, 2027, 200,000 options expire on February 19, 2028.

(6)      53,750 options expire on February 4, 2026, 121,000 options expire on October 28, 2026, 25,000 options expire on February 19, 2027, 25,000 options expire on February 19, 2028.

(7)      81,000 options expire on October 28, 2026, 187,000 options expire on February 19, 2027, 187,000 options expire on February 19, 2028.

(8)      37,000 options expire on October 28, 2026, 75,000 options expire on February 19, 2027, 75,000 options expire on February 19, 2028.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during the fiscal year ended December 31, 2021. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2021.

Director	Option Awards(1)	Fees Earned or Paid in Cash	Total
Mark Standish(4)	$340,414	$—	$340,414
Mark Patterson(2)	$131,845	$—	$131,845
Leonard Schiller(4)	$171,453	$—	$171,453
LaBrena Martin(4)	$169,078	$—	$169,078
Laurie Weisberg(3)	$763,894	$—	$763,894

____________

(1)      Amounts shown in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts represent the aggregate grant date fair value of stock option awards determined in accordance with FASB ASC Topic 718.

(2)      Mark Patterson resigned from the board of directors effective July 31, 2021.

(3)      Laurie Weisberg resigned from the board of directors effective September  2, 2022.

(4)      Mark Standish, Leonard Schiller, and LaBrena Martin resigned from the board of directors subsequent to December 31, 2021.

Vote Required

The five nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS.

PROPOSAL NO. 2:
AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED STOCK

Our current Articles of Incorporation authorize the Board to issue 100,000,000 shares of common stock. This proposed Amendment will increase the Company’s shares of authorized Common Stock to 1,500,000,000 pursuant to the Articles.

Our Board believes that it is advisable and in the best interests of the Company and its stockholders to effect the Increase of Authorized Shares in order to provide additional shares that could be issued for raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options and warrants and to provide additional shares that could be issued in an acquisition or other form of business combination and to better position the Company for future trading should a transaction be entered into and completed. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

Attached as Annex A and incorporated herein by reference is the text of the Certificate of Amendment to Articles of Incorporation (the “Certificate of Amendment”) as approved by the Majority Stockholder. The Increase in Authorized Shares will be affected by filing the Certificate of Amendment with the Secretary of State of Nevada, which is expected to occur approximately twenty (20) days after the mailing of this Information Statement. The Increase in Authorized Shares will become effective upon such filing.

Required Vote of Stockholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this proposal.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 2.

Effects of Amendment.

The following table summarizes the principal effects of the Increase in the Authorized Shares:

	Pre-Increase	Post-Increase
Common Shares
Issued and Outstanding	29,768,242	29,768,242
Authorized	100,000,000	1,500,000,000

Potential Anti-Takeover Effects of the Increase in Authorized Shares.

THE OVERALL EFFECT OF THE COMMON STOCK INCREASE MAY BE TO RENDER MORE DIFFICULT THE CONSUMMATION OF MERGERS WITH THE COMPANY OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE IT DIFFICULT TO REMOVE MANAGEMENT.

The implementation of the Increase in Authorized Shares will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed amendments to our Articles of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board does not intend to use the consolidation as a part of or a first step in a “going private” transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934, as amended. Moreover, we are currently not engaged in any negotiations or otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

Dissenters’ Rights.

No dissenters’ or appraisal rights are available to our stockholders under the Nevada Revised Statutes or in the Company’s Articles of Incorporation or Bylaws in connection with the proposed amendment to our Articles of Incorporation to affect the Increase in Authorized Shares.

PROPOSAL NO. 3:
AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Our Board has determined it may be advisable and in the best interest of the Company and its stockholders and is submitting to the stockholders for their approval a proposed amendment to our Articles of Incorporation that would allow the Board, if the Board determined that such action would be in the best interests of the Company in light of the factors discussed below, to effect a reverse stock split of our issued and outstanding common stock and treasury stock (the “Reverse Split”) at a ratio ranging from 1-for-2 to 1-for-500, with the final ratio to be determined by the Board in its discretion following the approval by the stockholders.

If the Board, following the approval by the stockholders, decides in its discretion to effect the Reverse Split, it would set the Reverse Split ratio from the range described above and the Articles would be further amended accordingly. Approval of this Reverse Split proposal will authorize the Board in its discretion to effect the Reverse Split at any ratio within the range described above, or to not effect the Reverse Split. A form of Amendment to the Articles that would be filed with the Secretary of State of Nevada (the “Nevada Secretary”) to effect the Reverse Split is set forth in Appendix A (the “Amendment”). However, such form is subject to modification to include such changes as may be required by the office of the Nevada Secretary or as the Board deems necessary and advisable to effect the Reverse Split. If at any time prior to the effectiveness of the filing of the Amendment with the Nevada Secretary, the Board determines that it would not be in the best interests of the Company and its stockholders to effect the Reverse Split, in accordance with Nevada law and notwithstanding the approval by the stockholders, the Board may abandon the Reverse Split without further action by the stockholders.

We believe that giving the Board the discretion to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders. By voting in favor of the Reverse Split, you are expressly authorizing the Board to select one ratio from among the ratios fitting within the range set forth above. If stockholders approve this proposal, the Board would effect the Reverse Split only upon the Board’s determination that the Reverse Split would be in the best interest of the Company and its stockholders at that time. In determining whether to implement the Reverse Split and selecting the Reverse Split ratio, our Board will consider several factors, including:

•        the initial listing requirements of The Nasdaq Stock Market (“Nasdaq”) and The New York Stock Exchange (“NYSE”), including the minimum bid price requirement;

•        the historical trading price and trading volume of our common stock;

•        the then-prevailing trading price and trading volume for our common stock;

•        the anticipated impact of the Reverse Split on the trading price of and market for our common stock; and

•        the prevailing general market and economic conditions.

If approved by the stockholders, the authorization to effect the Reverse Split will remain effective until our common stock is listed on a national securities exchange or one year from the date of the Annual Meeting, whichever is earlier.

Appendix A hereto does not purport to be a complete description of the entirety of the Articles, and merely provides the terms of the Amendment. Such descriptions of the Amendment are qualified in their entirely by reference to the full Articles in effect as of the date hereof.

Reasons for the Reverse Split

The purpose of the Reverse Split is to increase the market price of our common stock in connection with the potential listing of our Common Stock on Nasdaq or NYSE. The Board intends to implement the Reverse Split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for our common stock on a split-adjusted basis.

The Board believes that effecting the Reverse Split may be desirable for a number of reasons, including:

•        List our Common Stock on Nasdaq.    Our common stock is currently quoted on the OTCQB market under the symbol “CRTD”. The high and low sales prices of our common stock over the past thirty days were $1.74 and $0.45 per share. We intend to apply to have our common stock listed on Nasdaq or NYSE. We expect that the Reverse Split will increase the market price of our common stock so that we will be able to meet the minimum bid price requirements of the listing rules of Nasdaq.

•        Broaden our Investor Base.    We believe the Reverse Split may increase the price of our common stock and thus may provide a broader range of institutional investors with the ability to invest in our common stock. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks trading below a certain threshold. We believe that increased institutional investor interest in the Company and our common stock will potentially increase the overall market for our common stock.

•        Increase Analyst and Broker Interest.    We believe the Reverse Split would help increase analyst and broker-dealer interest in our common stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker-dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many broker-dealers have adopted investment guidelines, policies and practices that either prohibit or discourage them from investing in or trading such stocks or recommending them to their customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize that we will remain a “penny stock” under the SEC rules, if our common stock is not listed on the Nasdaq, we expect the increase in the stock price resulting from the Reverse Split will position us better if our business continues to grow as we anticipate. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our common stock can result in stockholders or potential stockholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Certain Risks Associated with the Reverse Split

If the Reverse Split does not result in a proportionate increase in the price of our common stock, we may not be able to list our common stock on Nasdaq or NYSE.

We expect that the Reverse Split will increase the market price of our common stock so that we will be able to meet the minimum bid price requirements for listing on Nasdaq or NYSE. However, the effect of Reverse Split upon the market price of our common stock cannot be predicted with certainty, and the results of reverse stock splits by companies in similar circumstances have been varied. It is possible that the market price of our common stock following the Reverse Split will not increase sufficiently for us to be in compliance with Nasdaq’s or NYSE’s minimum bid price requirement. If we are unable meet the minimum bid price requirement, we may be unable to list our shares on Nasdaq or NYSE.

Even if the Reverse Split achieves the requisite increase in the market price of our common stock, we cannot assure you that we will be able to continue to comply with the minimum bid price requirement of Nasdaq or NYSE.

Even if the Reverse Split achieves the requisite increase in the market price of our common stock to be in compliance with the minimum bid price of Nasdaq or NYSE, there can be no assurance that the market price of our common stock following the Reverse Split will remain at the level required for continuing compliance with Nasdaq or NYSE listing requirements. It is not uncommon for the market price of a company’s common stock to decline in the period following a reverse stock split. If the market price of our common stock declines following the effectuation of the Reverse Split, the percentage decline may be greater than would occur in the absence of a reverse stock split. In any event, other factors unrelated to the number of shares of our common stock outstanding, such as negative financial or operational results, could adversely affect the market price of our common stock and jeopardize our ability to meet or maintain Nasdaq’s or NYSE’s minimum bid price requirement.

Even if the Reverse Split increases the market price of our common stock, and we are able to achieve listing with Nasdaq or NYSE, our stock price could fall, and we could be delisted from such exchange.

Nasdaq and NYSE require that the trading price of listed stocks remain above one dollar in order for the stock to remain listed. If a listed stock trades below one dollar for more than 30 consecutive trading days, then it is subject to delisting. In addition, to maintain a listing on Nasdaq or NYSE, we must satisfy minimum financial and other continued listing requirements and standards, including those regarding director independence, minimum stockholders’ equity, and certain corporate governance requirements. If we are unable to satisfy these requirements or standards, we could be subject to delisting. Such a delisting would likely have a negative effect on the price of our common stock and would impair your ability to sell our common stock when you wish to do so. In the event of a delisting, we would expect to take actions to restore our compliance with the Nasdaq or NYSE listing requirements, but we can provide no assurance that any such action taken by us would allow our common stock to become listed again, stabilize the market price or improve the liquidity of our common stock, prevent our common stock from dropping below the minimum bid price requirement, or prevent future non-compliance with the listing requirements.

The Reverse Split may decrease the liquidity of our common stock.

The liquidity of the shares of our common stock may be affected adversely by the Reverse Split given the reduced number of shares that will be outstanding following the Reverse Split, especially if the market price of our common stock does not increase as a result of the Reverse Split. In addition, the Reverse Split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

Following the Reverse Split, the resulting market price of our common stock may not attract new investors, including institutional investors, and may not satisfy the investing requirements of those investors. Consequently, the trading liquidity of our common stock may not improve.

Although we believe that a higher market price of our common stock may help generate greater or broader investor interest, there can be no assurance that the Reverse Split will result in a share price that will attract new investors, including institutional investors. In addition, there can be no assurance that the market price of our common stock will satisfy the investing requirements of those investors. As a result, the trading liquidity of our common stock may not necessarily improve.

Principal Effects of the Reverse Split

If approved and implemented, the principal effects of the Reverse Split would include the following:

•        the number of outstanding shares of the Company’s common stock and treasury stock will decrease based on the Reverse Split ratio selected by the Board;

•        the number of shares of the Company’s common stock held by individual stockholders will decrease based on the Reverse Split ratio selected by the Board, and the number of stockholders who own “odd lots” of less than 100 shares of our common stock will increase;

•        the number of shares common stock reserved for issuance under our stock incentive plans will be reduced proportionally based on the Reverse Split ratio selected by the Board (along with any other appropriate adjustments or modifications); and

•        the exercise price of our outstanding stock options and warrants and the conversion price of our outstanding convertible securities, including preferred stock, and the number of shares reserved for issuance upon exercise or conversion thereof will be adjusted in accordance with their terms based on the Reverse Split ratio selected by the Board.

The Reverse Split will not change the number of authorized shares of our common stock or preferred stock, or the par value of the common stock or preferred stock.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Split. We will round up any fractional shares resulting from the Reverse Split to the nearest whole share, and in doing so, we will aggregate all shares held be a stockholder prior to implementing fractional share rounding.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the proposed Reverse Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Securities Exchange Act of 1934, as amended.

Procedure for Implementing the Reverse Split

The Reverse Split, if approved by our stockholders, would become effective following the filing of the Amendment with the Nevada Secretary as of the time of filing or such other time set forth in the Amendment (the “Effective Time”). The Effective Time of the Reverse Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. Beginning at the Effective Time, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Split. The Reverse Split alone will have no effect on our authorized capital stock, and the total number of authorized shares will remain the same as before the Reverse Split. After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities.

Effect on Beneficial Owners of Common Stock

Upon implementing the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as the stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Effect on Registered “Book-Entry” Holders of Common Stock

Certain registered holders of our common stock may hold some or their shares electronically in book-entry form with Pacific Stock Transfer Company, our transfer agent (the “Transfer Agent”). These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the Transfer Agent will not need to act in connection with the Reverse Split. The Reverse Split will automatically be reflected in the Transfer Agent’s records and on their next statement.

Exchange of Stock Certificates

Until surrendered as contemplated herein, any physical stock certificates possessed by the stockholders shall be deemed at and after the effective time of the Reverse Split to represent the number of whole shares of our common stock resulting from the Reverse Split. If the Reverse Split is effected, stockholders holding certificated shares (i.e., shares represented by one or more physical stock certificates) may be able to exchange their old stock certificate(s) for shares held electronically in book-entry form representing the appropriate number of whole shares of our common stock resulting from the Reverse Split. This means that, instead of receiving a new stock certificate, stockholders holding certificated shares prior to the effective time of the Reverse Split will receive a statement of holding indicating the number of shares held by them electronically in book-entry form after giving effect to the Reverse Split. Stockholders of record upon the effective time of the Reverse Split will be furnished the necessary materials and instructions for the surrender and exchange of their old certificate(s) at the appropriate time by our Transfer Agent. Any stockholder whose old certificate(s) have been lost, destroyed or stolen will be entitled to new shares in book-entry form only after complying with the requirements that we and our Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

Accounting Matters

The Reverse Split and the related proposed amendment to our Charter will not affect the par value of our common stock, which will remain having $0.0001 par value per share. Our stockholders’ equity, in the aggregate, will remain unchanged. However, after the Reverse Split, net income or loss per share, and other per share amounts, will be increased because there will be fewer shares of common stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Split will be recast to give retroactive effect to the Reverse Split.

Certain Federal Income Tax Consequences

Each stockholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your particular situation.

The following discussion of the material U.S. federal income tax consequences of the Reverse Split is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements and judicial decisions now in effect. Those legal authorities are subject to change at any time by legislative, judicial or administrative action, possibly with retroactive effect to the Reverse Split. No ruling from the IRS with respect to the matters discussed below has been requested, and there is no assurance that the IRS or a court would agree with the conclusions set forth in this discussion. The following discussion assumes that the pre-split shares of common stock were, and post-split shares will be, held as “capital assets” as defined in the Code. This discussion may not address certain U.S. federal income tax consequences that may be relevant to particular stockholders in light of their specific circumstances or to certain types of stockholders (like dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the U.S. federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

We will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split.

A stockholder will not recognize gain or loss for U.S. federal income tax purposes on the exchange of pre-Reverse Split shares of our common stock for post-Reverse Split shares of our common stock in the Reverse Split. A stockholder’s aggregate tax basis in the post-Reverse Split shares of our common stock the stockholder receives in the Reverse Split will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares of our common stock the stockholder surrenders in exchange therefor. A stockholder’s holding period for the post-Reverse Split shares of our common stock the stockholder receives in the Reverse Split will include the stockholder’s holding period for the pre-Reverse Split shares of our common stock the stockholder surrenders in exchange therefor. Stockholders who have different bases or holding periods for pre-Reverse Split shares of our common stock should consult their tax advisors regarding their bases or holding periods in their post-Reverse Split common stock.

Effect of Not Obtaining the Required Vote of Approval

The failure of stockholders to approve the Reverse Stock Proposal could prevent us from meeting Nasdaq minimum bid price requirement, among other things, unless the market price of our common stock increases above the minimum bid price requirement without a reverse split. If we are unable to list our common stock on Nasdaq, interest in our common stock may decline and certain institutions may not have the ability to trade in our common stock, all of which could have a material adverse effect on the liquidity or trading volume of our common stock. If our common stock becomes significantly less liquid due to our inability to qualify for listing on Nasdaq, our stockholders may not have the ability to liquidate their investments in our common stock when desired and we believe our access to capital would become significantly diminished as a result.

Interests of Directors and Executive Officers in this Proposal

All of our directors and executive officers have a direct interest in increasing the value of our shares. Therefore, they have an interest in the approval of this proposal as it is expected it will lead to an increase in the value of our shares. However, the Board does not believe this interest is different from that of any other stockholder.

Anti-Takeover Effects of the Reverse Split

The effective increase in our authorized and unissued shares following the Reverse Split could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to the stockholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the principal goals of the Company in effecting the Reverse Split are to list our securities on Nasdaq, increase the ability of institutions to purchase our common stock, and stimulate the interest in our common stock by analysts and brokers. This Reverse Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

Neither the Charter nor our Bylaws presently contain any provisions having anti-takeover effects and the Reverse Split proposal is not a plan by our Board to adopt a series of amendments to the Charter or our Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Vote Required

Approval of the Reverse Split requires the affirmative vote of a majority of the voted at the Meeting, provided that quorum is present in person or by proxy.

Board Recommendation

The Board of Directors recommends that you vote “FOR” this proposal to approve the Amendment to effectuate the Reverse Split. Proxies solicited by the Board of Directors will be voted “FOR” this proposal, unless stockholders specify a contrary vote.

PROPOSAL NO. 4:
APPROVAL OF CREATD 2022 OMNIBUS SECURITIES AND INCENTIVE PLAN

On November 10, 2022, our board of directors approved the 2022 Omnibus Securities and Incentive Plan (the “2022 Incentive Plan”) effective November 10, 2022, attached as Annex B, replacing the Stock Option Plan previously approved on May 7, 2020.

The 2022 Incentive Plan was implemented for the purpose granting incentive share options, non-qualified share options, restricted share awards, restricted share unit awards, share appreciation rights, unrestricted share awards (collectively, “Awards”) to incentivize our directors, employees and consultants and the directors, employees and consultants of our subsidiary companies.

The board of directors may grant Awards from time to time under the 2022 Incentive Plan to one or more employees, directors or consultants that the Company determines to be eligible for participation in the 2022 Incentive Plan, as the board may determine at its discretion, subject to an aggregate number of shares of Common Stock that may be issued under the 2022 Incentive Plan limited to 20% of the overall outstanding shares of the Company.

Class of Share: An Award granted under the 2022 Incentive Plan entitles the option holder, subject to the satisfaction, waiver or acceleration of specific exercise conditions, to subscribe for shares of Common Stock.

Adjustment of Award:    In the event there is any variation in our share capital that affects the value of the options, adjustments to the number and purchase price of shares subject to each Award in accordance with the plan. Any adjustment to an incentive share option shall comply with the requirements of Section 424(a) of the Code and any adjustment to a non-qualified share option shall comply with the requirements of Section 409A of the Code.

Transferability:    No Award under the 2022 Incentive Plan may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by the holder (other than in the case of an assignment to personal representatives upon death or the by gift to any family member (as defined in the 2022 Incentive Plan).

Amendment:    The 2022 Incentive Plan will terminate on the tenth anniversary of the date on which it is adopted by the board of directors. The board of directors in its discretion may terminate the 2022 Incentive Plan at any time with respect to any share for which Awards have not been granted. The board may alter or amend the 2022 Incentive Plan; however, certain changes to the plan will require shareholder approval. No change in any Award granted under the 2022 Incentive Plan may be made that would materially and adversely impair the rights of the holder of the Award without the consent of such holder.

THE BOARD RECOMMENDS A VOTE “FOR” THE APROVAL OF THE FOREGOING 2022 EQUITY INCENTIVE PLAN

PROPOSAL NO. 5: TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually, subject to the outcome of the advisory vote on the frequency of future advisory votes on named executive officer compensation, as discussed in Proposal No. 6.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the 2020 compensation of our named executive officers.

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

Vote Required

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement requires the approval of a majority of the votes cast “For” or “Against” this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 6: TO RECOMMEND, ON A NON-BINDING ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPESATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In Proposal No. 5, we are providing our stockholders the opportunity to vote to approve, on an advisory, non- binding basis, the compensation of our named executive officers. In this Proposal No. 6, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain. The submission of this proposal to stockholders is required by Section 14A of the Exchange Act.

Our Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

After careful consideration, our Board believes that the executive compensation advisory vote should be held annually, and therefore our Board unanimously recommends that you vote for a frequency of ONE YEAR for future executive compensation advisory votes. Our Board believes that an annual executive compensation advisory vote will facilitate more direct stockholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our stockholders on corporate governance and executive compensation matters.

Vote Required

In order for the recommendation, on a non-binding advisory basis, of a one-year, two-year or three-year frequency for future advisory votes on the compensation of the Company’s named executive officers to be approved by the stockholders, the recommendation of such frequency must be approved by a majority of the votes cast in favor of one of these three options for the frequency of future advisory votes on the compensation of the Company’s named executive officers. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, our Board will consider the outcome of the vote when determining the frequency of future non-binding advisory votes on executive compensation, and to the extent that none of these three options are approved by sufficient votes for the recommendation of such option to have been duly approved by the stockholders, the Board intends to consider the option receiving the greatest number of affirmative votes to be the option preferred by the stockholders. Moreover, because this vote is non-binding, our Board may determine the frequency of future advisory votes on executive compensation in its discretion.

Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR “ONE YEAR” AS THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 7: TO RATIFY THE SELECTION OF ROSENBERG RICH BAKER BERMAN P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

The Board has appointed Rosenberg Rich Baker Berman, P.A. (“RRBB”) to serve as our independent registered public accounting firm for the year ending December 31, 2022. RRBB has provided services in connection with the audit of Creatd’s financial statements since December 31, 2018.

The Board is requesting that stockholders ratify the selection of RRBB. The Board is not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Creatd and its stockholders. If the appointment is not ratified, the Board will consider its options.

A representative of RRBB is expected to attend the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

	2021	2020
Audit Fees	$237,810	$160,500
Audit-Related Fees	$—	$—
Tax Fees	$12,500	$12,500
All Other Fees	$—	$—
Total	$250,310	$173,000

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of RRBB as Creatd’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 7.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of November 30, 2022, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. The address for each person is 648 Broadway, Suite 200, New York, NY 10012.

	Shares Beneficially Owned(1)		Percentage Ownership
Executive Officers and Directors
Jeremy Frommer	2,015,401	(2)	6.48%
Justin Maury	1,160,536	(3)	3.77%
Chelsea Pullano	420,818	(4)	1.40%
Erica Wagner	32,767	(5)	* %
Peter Majar	—		0%
All current directors and officers as a group	3,629,522		11.76%

____________

*        less than one percent

(1)      The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person, as well as other securities over which the person has or shares voting or investment power or securities which the person has the right to acquire within 60 days.

(2)      Includes 699,862 shares of common stock, 1,121,188 shares of common stock underlying stock options, and 194,351 shares of common stock underlying warrants.

(3)      Includes 159,060 shares of common stock, 994,333 shares of common stock underlying stock options, and 7,143 shares of common stock underlying warrants.

(4)      Includes 44,818 shares of common stock and 374,000 shares of common stock underlying stock options and 2,000 shares of common stock underlying warrants

(5)      Includes 5,714 shares of common stock, 20,000 shares of common stock underlying stock options and 25,714 shares of common stock underlying warrants.

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2021, we had awards outstanding under our 2020 Equity Incentive Plan:

	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,950,402 (1)	$7.07	351,515
Equity compensation plans not approved by stockholders	N/A	N/A	N/A
Total	2,950,402	$7.07	351,515

____________

(1)      During the year ended December 31, 2021, we had awards outstanding under the 2020 Plan. As of the end of fiscal year 2021, we had 3,039,308 shares of our common stock issuable upon the exercise of outstanding options granted pursuant to the 2020 Plan. The securities available under the Plan for issuance and issuable pursuant to exercises of outstanding options may be adjusted in the event of a change in outstanding stock by reason of stock dividend, stock splits, reverse stock splits, etc. Pursuant to the terms of the 2020 Plan we can grant stock options, restricted stock unit awards, and other awards at levels determined appropriate by our Board and/or compensation committee. The 2020 Plan also allows us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees,

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended December 31, 2021 and December 31, 2020 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this Annual Report. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Revenue

During the year ended December 31, 2021 the Company received revenue of $80,000 from Dune for branded content services prior to consolidation but after recognition as an equity method investee.

The July 2020 Convertible Note Offering

From July 2020 to September 2020, the Company conducted multiple closings of a private placement offering to accredited investors (the “July 2020 Convertible Note Offering”) of units of the Company’s securities by entering into subscription agreements with “accredited investors” (the “July 2020 Investors”) for aggregate gross proceeds of $50,000. The July 2020 Convertible Note Offering accrues interest at a rate of twelve percent per annum (12%). The July 2020 Convertible Note Offering mature on the six (6th) month anniversary of their issuance dates.

The July 2020 Note Offering is convertible into shares of the Company’s common stock, par value $.001 per share (“Conversion Shares”) at the lesser of (i) a fixed conversion price equal to $12.75 per share after the maturity date or (ii) any private placement offerings or one or more registered public offerings by the Company under the Securities Act in connection with its listing onto a national securities exchange (a “Qualified Offering”).

Upon default the July 2020 Convertible Note Offering is convertible into shares of the Company’s common stock, par value $.001 per share (“Conversion Shares”) equal to 61% multiplied by the lowest trade of the common stock during the twenty (15) consecutive trading day period immediately preceding the date of the respective conversion.

The conversion feature of the July 2020 Convertible Note Offering provides for an effective conversion price that is below market value on the date of issuance. Such feature is normally characterized as a beneficial conversion feature. When the Company records a BCF the relative fair value of the BCF is recorded as a debt discount against the face amount of the respective debt instrument. The Company recorded a BCF and related debt discount of $9,812, the discount is being accreted over the life of the Debenture to accretion of debt discount and issuance cost.

The Company recorded a $21,577 debt discount relating to 3,922 July 2020 Convertible Note Offering issued to investors based on the relative fair value of each equity instrument on the dates of issuance. The debt discount is being accreted over the life of these notes to accretion of debt discount and issuance cost.

During the year ended December 31, 2020, the Company converted $50,000 of principal and $630 of unpaid interest into the September 2020 Equity Raise.

The January 2020 Rosen Loan Agreement

On January 14, 2020, the Company entered into a loan agreement (the “January 2020 Rosen Loan Agreement”), whereby the Company issued a promissory note in the principal amount of $150,000 (the “January 2020 Rosen Note”). Pursuant to the January 2020 Rosen Loan Agreement, the January 2020 Rosen Note accrues interest at a fixed amount of $2,500 for the duration of the note.

During the year ended December 31, 2020 the Company repaid $150,000 in principal and $15,273 in interest.

The February Banner 2020 Loan Agreement

On February 15, 2020, the Company entered into a loan agreement (the “February 2020 Banner Loan Agreement”), whereby the Company issued a promissory note in the principal amount of $9,900 (the “February 2020 Note”) for expenses paid on behalf of the Company by an employee. Pursuant to the February 2020 Loan Agreement, the February 2020 Note bears interest at a rate of $495. As additional consideration for entering in the February 2020 Loan Agreement, the Company issued a five-year warrant to purchase 49 shares of the Company’s common stock at a purchase price of $18.00 per share.

During the year ended December 31, 2020 the Company repaid $9,900 in principal and $495 in interest.

The February 2020 Frommer Loan Agreement

On February 18, 2020, the Company entered into a loan agreement (the “February 2020 Frommer Loan Agreement”) with Jeremy Frommer, an officer of the Company, whereby the Company issued Frommer a promissory note in the principal amount of $2,989 (the “February 2020 Frommer Note”). As additional consideration for entering in the June 2018 Frommer Note Loan Agreement, the Company issued Frommer a five-year warrant to purchase 15 shares of the Company’s common stock at a purchase price of $18.00 per share. Pursuant to the February 2020 Frommer Loan Agreement, the note is payable on the maturity date of February 28, 2020 (the “February 2020 Frommer Maturity Date”).

During the year ended December 31, 2020 the Company repaid $2,989 in principal and $160 in interest.

The September 2020 Goldberg Loan Agreement

On September 15, 2020, the Company entered into a loan agreement (the “September 2020 Goldberg Loan Agreement”) with Goldberg whereby the Company issued a promissory note of $16,705 (the “September 2020 Goldberg Note”). Pursuant to the September 2020 Goldberg Loan Agreement, the September 2020 Goldberg Note has an interest rate of 7%. The maturity date of the September 2020 Goldberg Note is September 15, 2022 (the “September 2020 Goldberg Maturity Date”), at which time all outstanding principal, accrued and unpaid interest and other amounts due under note are due. The September 2020 Goldberg Loan is secured by the tangible and intangible property of the Company.

Since the September 2020 Goldberg Note has a make-whole provision if the share price of the Company’s common stock is below 2.92 on September 14, 2020, they are subject to derivative liability treatment. The Company has applied ASC 815, due to the potential for settlement in a variable quantity of shares. The make-whole feature of gave rise to a derivative liability of $2,557,275 which was recorded as a loss on extinguishment of debt.

During the year ended December 31, 2020 the Company accrued interest of $347.

The September 2020 Rosen Loan Agreement

On September 15, 2020, the Company entered into a loan agreement (the “September 2020 Rosen Loan Agreement”) with Rosen whereby the Company issued a promissory note of $3,295 (the “September 2020 Rosen Note”). Pursuant to the September 2020 Rosen Loan Agreement, the September 2020 Rosen Note has an interest rate of 7%. The maturity date of the September 2020 Rosen Note is September 15, 2022 (the “September 2020 Rosen Maturity Date”), at which time all outstanding principal, accrued and unpaid interest and other amounts due under the note are due. The September 2020 Rosen Loan is secured by the tangible and intangible property of the Company.

Since the September 2020 Rosen Note has a make-whole provision if the share price of the Company’s common stock is below 2.92 on September 14, 2020, they are subject to derivative liability treatment. The Company has applied ASC 815, due to the potential for settlement in a variable quantity of shares. The make-whole feature of gave rise to a derivative liability of $504,413 which was recorded as a loss on extinguishment of debt.

During the year ended December 31, 2020 the Company accrued interest of $67.

OTHER MATTERS

The Board of Directors knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 2050 Center Avenue, Suite 640, Fort Lee, NJ 07024 Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

ANNUAL REPORT

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, may be obtained without charge by writing to the Company’s Secretary, 419 Lafayette Street, 6th Floor, New York, NY 10003.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

By Order of the Board of Directors,
/s/ Jeremy Frommer
Jeremy Frommer
Chief Executive Officer and Chairman of the Board of Directors

November 30, 2022

Annex A

CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of Corporation: Creatd, Inc.

2. The Articles of Incorporation have been amended as follows:

[ARTICLE VI] of the Corporation’s Articles of Incorporation shall be amended by inserting Subsection “[E.]” at the end of such section which shall read as follows:

(E) REVERSE STOCK SPLIT. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Sections 78.385 and 785.390 of the Nevada Revised Statutes, each (            ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into (            ) fully paid and nonassessable shares of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall not be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.

3. The vote by which the shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is: [             ]%.

4. Effective date of filing: [             ]

5. Signature:
Jeremy Frommer, Chief Executive Officer

Annex A-1

Annex B

CREATD, INC.
2022 OMNIBUS SECURITIES AND INCENTIVE PLAN
30,000,000 SHARES OF COMMON STOCK

Annex B-i

Annex B-ii

CREATD, INC.
2022 OMNIBUS EQUITY INCENTIVE PLAN
30,000,000 SHARES OF COMMON STOCK

ARTICLE I
PURPOSE

The purpose of this Creatd, Inc. 2022 Omnibus Equity Incentive Plan (the “Plan”) is to benefit the stockholders of Creatd, Inc., a Nevada corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Share Options, Non-Qualified Share Options, Performance Unit Awards, Restricted Share Awards, Restricted Share Unit Awards, Share Appreciation Rights, Tandem Share Appreciation Rights, Unrestricted Share Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Unit Award, Restricted Share Award, Restricted Share Unit Award, Share Appreciation Right or Unrestricted Share Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) Participant’s refusal to comply with any lawful directive or policy of the Board which refusal is not cured by the Participant within 10 days of such written notice from the Company; (ii) the Company’s determination that, in the reasonable judgment of the Board, Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company; (iv) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) in a court of competent jurisdiction of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)       Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

Annex B-1

(b)       The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of the Company or surviving corporation immediately after the Business Combination as immediately before;

(c)       The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)       The approval by the holders of shares of Common Stock of a Plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which Persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of the surviving corporation immediately after such liquidation as immediately before; or

(e)       Within any twenty-four (24)-month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraph (a), (b), (c) or (d) of this definition).

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.

“Common Share” shall mean a share of Common Stock.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

“Company” shall mean Creatd, Inc., a Nevada corporation, and any successor thereto.

“Consultant” shall mean any non-Employee advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” shall have the meaning ascribed to that term in Article III.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Existing Plan” shall mean the Jerrick Media Holdings, Inc. 2020 Omnibus Equity Incentive Plan.

Annex B-2

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock are not traded on such date, on the immediately preceding trading date) as reported in The Wall Street Journal or a comparable reporting service. If the Common Stock are not listed on a national securities exchange, but are quoted on the OTC Markets OTC Link, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per Common Share for such date. If the Common Stock are not quoted or listed as set forth above, Fair Market Value shall be determined by the Committee in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Committee in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Share Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Share Option” shall mean an Option which is not an Incentive Share Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Common Stock and includes both Incentive Share Options and Non-Qualified Share Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Goals” shall mean one or more goals that must be met by the end of a period specified by the Committee (but that is substantially uncertain of being met before the grant of the Award) based upon one or more of the following business criteria: (i) specified levels of or increases in pre-tax earnings, return on capital, equity measures/ratios (on a gross, net, pre-tax or post tax basis), including basic earnings per share, diluted earnings per share, total earnings (including total earnings as adjusted by the Committee at the time of the Award), operating earnings, earnings growth, earnings before interest and taxes, or EBIT, and earnings before interest, taxes, depreciation and amortization, or EBITDA (including EBIT or EBITDA as adjusted by the Committee at the time of the Award); (ii) total sales or sales growth; (iii) gross margin; (iv) customer service levels; (v) employee recruiting and development; (vi) advertising effectiveness; (vii) development of new markets; (viii) financial ratios; (ix) strategic initiatives; (x) improvement in or attainment of operating expense levels; (xi) improvement in or attainment of capital expense levels; (xii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (xiii) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other specified offsets; (xiv) appreciation in and/or maintenance of certain target levels in the Fair Market Value; (xv) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or rate of increase in all or a portion of specified expenses (xvi) individual objectives; and (xvii) any combination of the foregoing. The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals and may apply to the Company.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

Annex B-3

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this Creatd, Inc. 2022 Omnibus Securities and Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Restricted Share Award” shall mean an Award granted under Article VIII of the Plan of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Share Award.

“Restricted Share Unit Award” shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Share Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Share Unit Award.

“Restriction Period” shall mean the period of time for which Common Stock subject to a Restricted Share Award shall be subject to Restrictions, as set forth in the applicable Restricted Share Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Share Award and set forth in a Restricted Share Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Shares” shall mean Common Stock, unless the context suggests otherwise.

“Share Appreciation Right” shall mean an Award granted under Article XIII of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Share Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Share Appreciation Right.

“Tandem Share Appreciation Right” shall mean a Share Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the Common Stock under the related Option, all as set forth in Section 13.2.

“Ten Percent Shareholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) Common Share for purposes of each Restricted Share Unit Award.

“Unrestricted Share Award” shall mean an Award granted under Article IX of the Plan of Common Stock which are not subject to Restrictions.

“Unrestricted Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Share Award.

Annex B-4

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of May 10, 2022 (the “Effective Date”), subject to approval by the stockholders of the Company.

ARTICLE IV
ADMINISTRATION

Section 4.1.       Administration. The Plan shall be administered by the Committee.

Section 4.2.       Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including, but not limited to, determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Share Award and the number of Common Stock which may be issued under an Award, all as applicable. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee, in its discretion, shall deem relevant.

Section 4.3.       Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Share Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4.       Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish, in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable law or applicable exchange rules.

Section 4.5.       Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3, other applicable law or applicable exchange rules, and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the shares of Common Stock are then listed) may grant Awards to Directors who are not also Employees.

Section 4.6.       Conditions Upon Grant of Awards and Issuance of Shares. Notwithstanding anything to the contrary contained herein, (i) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards; and (ii) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law, including the filing and effectiveness of the Registration Statement on Form S-8 for the Shares issuable under the Plan and any interest in the Plan, and all applicable listing requirements of any stock exchange on which Shares are then listed for trading.

Annex B-5

ARTICLE V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1.       Shares Grant and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XIV, the aggregate number of Common Shares (including Common Shares underlying Options designated as Incentive Share Options or Non-Qualified Share Options) that may be issued under the Plan shall not exceed the sum of (i) 30,000,000 Common Shares plus (ii) an annual increase on the first day of each calendar year beginning January 1, 2023 and ending on and including January 1, 2031 equal to the lesser of (A) five percent (5%) of the Common Shares outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of Common Shares as determined by the Board. The Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Common Stock subject to such Award shall again be available for the grant of a new Award. Any Common Shares issued hereunder may consist, in whole or in part, of authorized and unissued Common Shares or treasury Common Shares. Any Common Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Common Shares available for delivery under the Plan.

Section 5.2.       Existing Plan. On and after stockholder approval of this Plan, no awards shall be granted under the Existing Plan, but all outstanding awards previously granted under the Existing Plan shall remain outstanding and subject to the Existing Plan’s terms. However, to the extent that an award under the Existing Plan lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any Common Shares subject to such award shall again be available for the grant of a new Award under this Plan.

Section 5.3.       Common Stock Offered. The Common Stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

Section 5.4.       Limitations on Awards for Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee Director during any calendar year shall not exceed Two Hundred Fifty Thousand Dollars ($250,000). The independent members of the Board may make exceptions to this limit, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation

Section 5.5.       Effect of the Expiration of Termination Awards. If and to the extent that an Option expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not become available for grant under the Plan

Section 5.6.       Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to shareholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards. The Committee shall not make any adjustment that would adversely affect the status of any Award that is “performance-based compensation” under Section 162(m) of the Code.

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Section 5.7.       Change of Control. Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding Option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option upon closing of the Change in Control; (iii) cancel any unvested Award or unvested portion thereof, with or without consideration; (iv) cancel any Award in exchange for a substitute award; (v) redeem any Restricted Stock for cash and/or other substitute consideration with value equal to Fair Market Value of an unrestricted Share on the date of the Change in Control; (vi) remove or deem satisfied any restriction on Shares of Restricted Stock; (vii) cancel any Option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option, the Committee may cancel that Option without any payment of consideration therefor; (viii) take such other action as the Committee shall determine to be reasonable under the circumstances; and/or (ix) notwithstanding any provision of this Section 5.7, in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

ARTICLE VI
ELIGIBILITY FOR AWARDS

Awards made under the Plan may be granted solely to persons who, at the time of grant, are Employees, Directors or Consultants (or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended). An eligible person must be a natural person, and may only be granted an Award in connection with the provision of services not related to capital raising or promoting or maintaining a market for the Common Stock. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include a Non-Qualified Share Option, a Restricted Share Award, an Unrestricted Share Award, a Distribution Equivalent Right Award, a Performance Unit Award, a Share Appreciation Right, a Tandem Share Appreciation Right, any combination thereof or, solely for Employees, an Incentive Share Option.

ARTICLE VII
OPTIONS

Section 7.1.       Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2.       Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3.       Special Limitations on Incentive Share Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Share Option is granted) of Common Stock with respect to which Incentive Share Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Share Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Share Options that exceeds such threshold shall be treated as Non-Qualified Share Options. Incentive Share Options shall be granted to Employees only. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Share Options when granted to the Holder, will not constitute Incentive Share Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Share Option shall be granted to an Employee if, at the time the Incentive Share Option is granted, such Employee is a Ten Percent Shareholder, unless (i) at the time such Incentive Share Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Share Option, and (ii) such Incentive Share Option by its terms is not exercisable after the expiration

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of five (5) years from the date of grant. No Incentive Share Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Share Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4.       Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Share Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Common Stock to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Common Stock from the Company directly to a brokerage firm, and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Common Stock to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. Each Option Agreement shall specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including, but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall, in its sole discretion, determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5.       Option Price and Payment. The price at which a Common Share may be purchased upon exercise of an Option shall be determined by the Committee and shall not be less than the Fair Market Value of a Common Share on the date of grant of such Option; provided, however, that such Option price as determined by the Committee shall be subject to adjustment as provided in Article XIV. The Option price or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4. Separate share certificates shall be issued by the Company for those Common Stock acquired pursuant to the exercise of an Incentive Share Option and for those Common Stock acquired pursuant to the exercise of a Non-Qualified Share Option.

Section 7.6.       Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Common Stock as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

Section 7.7.       Options and Rights in Substitution for Stock or Share Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock or share options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate. Notwithstanding Section 7.5, the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

Section 7.8.       Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XIV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Share Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Share Appreciation Rights previously granted.

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Section 7.9.       Termination of Services. Unless otherwise specified with respect to a particular Option in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Article VII.

(i) If a Participant’s service with the Company terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (A) at such time as may be specified by the Committee at or after grant; (B) if not specified by the Committee, then 12 months from the date of death; or (C) if sooner than the applicable period specified under (A) or (B) above, upon the expiration of the stated term of such Option.

(ii) If a Participant’s service with the Company terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring: (A) at such time as may be specified by the Committee at or after grant; (B) if not specified by the Committee, then 12 months from the date of termination of service; or (C) if sooner than the applicable period specified under (A) or (B) above, upon the expiration of the stated term of such Option.

(iii) If a Participant’s service with the Company is terminated for Cause: (A) any Option, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination; and (B) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(iv) If a Participant’s service with the Company terminates for any reason other than death, Disability or Cause, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring: (A) at such time as may be specified by the Committee at or after grant; (B) if not specified by the Committee, then 90 days from the date of termination of service; or (C) if sooner than the applicable period specified under (A) or (B) above, upon the expiration of the stated term of such Option.

ARTICLE VIII
RESTRICTED SHARE AWARDS

Section 8.1.       Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

Section 8.2.       Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of shares of Common Stock subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s) representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

Section 8.3.       Restriction Period. During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The

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Committee may condition the lapse of restrictions on Restricted Stock upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine, in its sole and absolute discretion. While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares, but will not have the right to receive any cash distributions or dividends prior to the lapse of the Restriction Period underlying such Shares unless otherwise provided under the applicable Award Agreement or as determined by the Committee. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 5.1 of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

Section 8.4.       Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Share Award shall be represented by a share certificate registered in the name of the Holder of such Restricted Share Award. If provided for under the Restricted Share Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the share certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the share certificate during the Restriction Period (with a share power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Share Award Agreement shall cause a forfeiture of the Restricted Share Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Share Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall be set forth in a Restricted Share Award Agreement made in conjunction with the Award. Such Restricted Share Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including, but not limited to, accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall, in its sole discretion, determine. The terms and conditions of the respective Restricted Share Agreements need not be identical.

Section 8.5.       Payment for Restricted Shares. The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Share Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Share Award, except to the extent otherwise required by law.

Section 8.6.       Restricted Share Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Share Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

Section 8.7.       Termination of Services. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates for any reason prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically. The foregoing notwithstanding, any Shares of Restricted Stock shall become free of all restriction if, during the Restriction Period, the Participant’s service with the Company terminates as a result of (i) the death or Disability of the Participant; (ii) the Participant retires after attaining the age of 59  years of age and five years of continuous service with the Company.

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ARTICLE IX
UNRESTRICTED SHARE AWARDS

Pursuant to the terms of the applicable Unrestricted Share Award Agreement, a Holder may be awarded (or sold) Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration. Unrestricted Stock may be issued either alone or in conjunction with other Awards. Upon the Award of Unrestricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares of Common Stock subject to such Award be issued to the Participant or placed in an unrestricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner.

ARTICLE X
RESTRICTED SHARE UNIT AWARDS

Section 10.1.     Terms and Conditions. The Committee shall set forth in the applicable Restricted Share Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Share Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Share Unit Award Agreements need not be identical.

Section 10.2.     Payments. The Holder of a Restricted Share Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a Common Share, or one (1) Common Share, as determined, in the sole discretion, of the Committee and as set forth in the Restricted Share Unit Award Agreement, for each Restricted Share Unit subject to such Restricted Share Unit Award, if the Holder satisfies the applicable vesting requirement.

ARTICLE XI
PERFORMANCE UNIT AWARDS

Section 11.1.     Terms and Conditions. The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Award Agreements need not be identical. Performance Awards may be denominated as a number of Shares, or a specified number of other Awards, which may be earned upon achievement or satisfaction of such Performance Goals as may be specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the vesting or settlement of the Award upon the achievement or satisfaction of such Performance Goals as may be specified by the Committee

Section 11.2.     Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value or number of Common Shares assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement.

Section 11.3.     Adjustments to Performance Goals. The Committee may provide, at the time Performance Goals are established, that adjustments will be made to those performance goals to take into account, in any objective manner specified by the Committee, the impact of one or more of the following: (i) gain or loss from all or certain claims and/or litigation and insurance recoveries; (ii) the impairment of tangible or intangible assets; (iii) stock-based compensation expense; (iv) restructuring activities reported in the Company’s public filings; (v) investments, dispositions or acquisitions; (vi) loss from the disposal of certain assets; (vii) gain or loss from the early extinguishment, redemption or repurchase of debt; (viii) changes in accounting principles; or (ix) any other item, event or circumstance that would not cause an Award to fail to constitute “qualified performance-based compensation” under Section 162(m)

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of the Code (to the extent such Award is intended to be “qualified performance-based compensation”). An adjustment described in this Section may relate to the Company or to any subsidiary, division or other operational unit of the Company, as determined by the Committee at the time the performance goals are established. Any adjustment shall be determined in accordance with generally accepted accounting principles and standards, unless such other objective method of measurement is designated by the committee at the time performance objectives are established. In addition, adjustments will be made as necessary to any performance criteria related to the Company’s stock to reflect changes in corporate capitalization, including a recapitalization, stock split or combination, stock dividend, spin-off, merger, reorganization or other similar event or transaction affecting the Company’s equity.

Section 11.4.     Other Terms of Performance Awards. The Committee may specify other terms pertinent to a Performance Award in the applicable Award Agreement, including terms relating to the treatment of that Award in the event of a Change in Control prior to the end of the applicable performance period. The Participant shall not have any shareholder rights with respect to the Shares subject to a Performance Award until the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Performance Award vesting, the Participant’s Performance Award or portion thereof that then remains subject to forfeiture will then be forfeited automatically.

ARTICLE XII
DISTRIBUTION EQUIVALENT RIGHTS

Section 12.1.     Terms and Conditions. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions applicable to such Award, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Common Stock or is to be entitled to choose among such alternatives. Distribution Equivalent Rights Awards may be settled in cash or in Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not, be awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 12.2.     Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date, at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIII
SHARE APPRECIATION RIGHTS

Section 13.1.     Terms and Conditions. The Committee shall set forth in the applicable Share Appreciation Right Award Agreement the terms and conditions of the Share Appreciation Right, including (i) the base value (the “Base Value”) for the Share Appreciation Right, which for purposes of a Share Appreciation Right which is not a Tandem Share Appreciation Right, shall be not less than the Fair Market Value of a Common Share on the date of grant of the Share Appreciation Right (unless granted in substitution for an appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate), (ii) the number of Common Stock subject to the Share Appreciation Right, (iii) the period during which the Share Appreciation Right may be exercised; provided, however, that no Share Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Share Appreciation Right. Upon the exercise of some or all of the portion of a Share Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined, in the sole discretion of the Committee, equal to the product of: (a) The excess of (X) the Fair Market Value of a Common Share on the date of exercise, over (Y) the Base Value, multiplied by; (b) The number of Common Stock with respect to which the Share Appreciation Right is exercised.

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Section 13.2.     Tandem Share Appreciation Rights. If the Committee grants a Share Appreciation Right which is intended to be a Tandem Share Appreciation Right, the Tandem Share Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a)       The Base Value shall be equal to or greater than the per Common Share exercise price under the related Option;

(b)       The Tandem Share Appreciation Right may be exercised for all or part of the Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when an Common Share is purchased under the related Option, an equivalent portion of the related Tandem Share Appreciation Right shall be cancelled);

(c)       The Tandem Share Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)       The value of the payment with respect to the Tandem Share Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Common Share exercise price under the related Option and the Fair Market Value of the Common Stock subject to the related Option at the time the Tandem Share Appreciation Right is exercised, multiplied by the number of the Common Stock with respect to which the Tandem Share Appreciation Right is exercised; and

(e)       The Tandem Share Appreciation Right may be exercised solely when the Fair Market Value of the Common Stock subject to the related Option exceeds the per Common Share exercise price under the related Option.

ARTICLE XIV
RECAPITALIZATION OR REORGANIZATION

Section 14.1.     Adjustments to Common Stock. The shares with respect to which Awards may be granted under the Plan are Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Common Stock or the payment of a Common Share dividend on Common Stock without receipt of consideration by the Company, the number of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Common Stock, shall be proportionately increased, and the purchase price per Common Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Common Stock, shall be proportionately reduced, and the purchase price per Common Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XIV, any adjustment made with respect to an Award (x) which is an Incentive Share Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Share Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Share Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Share Option granted under the Plan to become subject to Section 409A of the Code.

Section 14.2.     Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Common Stock then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Common Stock then covered by such Award.

Section 14.3.     Other Events. In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges, stock split, reverse stock split or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XIV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Committee, in such manner as the Committee shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 14.1, 14.2 or this Section 14.3, the aggregate number of Common Stock available under the Plan pursuant to Section 5.1 may be

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appropriately adjusted by the Committee, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award. The number of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 14.4.     Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 14.5.     No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Common Stock subject to Awards theretofore granted or the purchase price per Common Share, if applicable.

ARTICLE XV
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XV, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board, in its discretion, may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, stockholder approval shall be required for ay modification of the Plan that (i) requires stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange applicable to the Company, (ii) increases the number of shares authorized under the Plan as specified in Section 5.1, (iii) increases the dollar limitation specified in Section 5.4, or (iv) amends, modifies or suspends Section 7.8 (repricing prohibitions) or this Article XV. In addition, unless otherwise permitted under the Award Agreement, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder.

ARTICLE XVI
MISCELLANEOUS

Section 16.1.     No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 16.2.     No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of such Consultant’s consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 16.3.     Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Common Stock issuable thereunder) (i) that shall lapse

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because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including, but not limited to, any failure to comply with the requirements of Section 409A of this Code. No fractional Common Stock shall be delivered, nor shall any cash in lieu of fractional Common Stock be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Common Stock, no Common Stock shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 16.4.     No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 16.5.     Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Share Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 16.3 hereof.

Section 16.6.     Limits on Transferability; Beneficiaries. The Committee may also establish procedures as it deems appropriate for a Holder to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Holder and receive any property distributable with respect to any Award in the event of the Holder’s death. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any person, other than the Company, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members, to retirement plans and other accounts in the name and for the benefit of such Participant (and to the beneficiaries designated in such retirement plans), and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 16.7.     Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

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Section 16.8.     Section 409A. Notwithstanding anything in the Plan or any Award to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Holder under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Holder under the Plan or any Award solely by reason of the occurrence of a change in control event or due to the Holder’s disability or “separation from service” (as such term is defined under Section 409A of the Code), such amount or benefit will not be payable or distributable to the Holder by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability or separation from service, as the case may be, in Section 409A of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Holder who is a “specified employee” (as defined under Section 409A of the Code) on account of separation from service may not be made before the date which is six (6) months after the date of the specified employee’s separation from service (or if earlier, upon the specified employee’s death) unless the payment or distribution is exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise.

Section 16.9.     Indemnification. Each person who is or shall have been a member of the Board or of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 16.10.   Other Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, directors and other service providers, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 16.11.   Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company. The Company will not have any liability or other obligations relating to any tax consequence expected, but not realized, by any Participant or other person as a result of the grant, vesting, expiration, termination or exercise an Award under this Plan.

Section 16.12.   Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with Nevada law, without regard to principles of conflicts of law.

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Section 16.13.   Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 16.14.   No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 16.15.   Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 16.16.   Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement. The terms of the Award Agreements utilized under the Plan need not be the same.

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CREATD INC. PROXY FOR ANNUAL MEETING TO BE HELD ON JANUARY 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints, Jeremy Frommer, as proxy, with full power of substitution, to represent and to vote all the shares of common stock of Creatd Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on January 9, 2023 and at any adjournments thereof, subject to the directions indicated on this Proxy Card. In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTE D FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE. IMPORTANT — This Proxy must be signed and dated below. The Annual Meeting of Stockholders of Creatd Inc. will be held at 2:00pm Eastern Time on January 9, 2023. The proxy statement, notice of the Annual Meeting, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and this proxy card are being mailed to all stockholders eligible to vote at the Annual Meeting. Dear Stockholder: THIS IS YOUR PROXY YOUR VOTE IS IMPORTANT! You are cordially invited to our 2022 annual stockholder meeting. Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4, 5, AND 7, AND ONE YEAR FOR PROPOSAL 6. 1. Election of Directors FOR WITHHOLD 01. Jeremy Frommer 02. Peter Majar 03. Erica Wagner 04. Justin Maury 2. To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized to 1,500,000,000. FOR AGAINST ABSTAIN 3. To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split. FOR AGAINST ABSTAIN 4. To approve the Company’s 2022 Equity and Incentive Plan. FOR AGAINST ABSTAIN 5. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement. FOR AGAINST ABSTAIN 6. To approve, in a non-binding advisory vote, the frequency of executive compensation votes. ONE YEAR TWO YEARS THREE YEARS ABSTAIN 7. Proposal to ratify Rosenberg Rich Baker Berman, P.A. as Creatd Inc.’s independent registered public accountants for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN Date: Signature of Stockholder Signature of Stockholder (Joint Owner) Title Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Voting Instructions You may vote your proxy in the following ways: Via Internet: Login to http://www.annualgeneralmeetings.com/creatd/ Enter your control number (12 digit number located below) Via Mail: Pacific Stock Transfer Company c/o Proxy Department 6725 Via Austi Parkway, Suite 300 Las Vegas, Nevada 89119 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern Time, on January 8, 2023. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.